INVESTOR PRESENTATION JUNE 2017 WILDWOOD COMMUNITY – SANDWICH, IL

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the "Company,“ “Sun”) and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2016, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to:  changes in general economic conditions, the real estate industry and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  our ability to maintain rental rates and occupancy levels;  changes in foreign currency exchange rates, specifically between the U.S. dollar and Canadian dollar;  our failure to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters;  general volatility of the capital markets and the market price of shares of our capital stock;  our failure to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  competitive market forces;  the ability of manufactured home buyers to obtain financing; and  the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. FORWARD-LOOKING STATEMENTS

81,388 21,537 16,572 38,109 57% annual / seasonal 43% transient SUN COMMUNITIES, INC. (NYSE: SUI) OVERVIEW Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2017 as well as Press Releases after March 31, 2017 for additional information. 4,902 1,521 682 149 1,698 25,692 3,010 1,277 916 1,156 2,913 548 2,142 698 237 672 422 1,049 475 413 976 226 2,483 473 7,704 43,000 4,614 324 5,705 344 communities consisting of ~120,000 sites across 29 states and Ontario Current Portfolio As of June 1, 2017 manufactured housing sites recreational vehicle sites 3 8% 26% 66% 29 manufactured housing and recreational vehicle communities 88 recreational vehicle only communities 227 manufactured housing only communities

DEMOGRAPHIC TRENDS DRIVING DEMAND FOR SUN 1 Source: US Census Bureau - Projections of the Population by Sex and Age for the United States: 2015 to 2060. 2 Source: National Conference of State Legislatures and the AARP Public Policy Institute, “Aging in Place: A State Survey of Livability Policies and Practices” 3 Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2017 for additional information. 4 113 age-restricted communities 231 all-age communities 33% 67% 20.0 20.5 20.6 21.1 22.7 22.5 21.7 20.4 20.2 20.8 22.3 21.8 19.1 16.1 11.5 8.1 5.8 6.3 US Population Breakdown1 in millions Community Designation3  Sun’s main constituents for its all age and age restricted communities, Baby Boomers and Millennials, represent the largest generation groups in the US today 88.0MM 79.3MM MILLENNIALS BABY BOOMERS  Largest population group  1.2% growth in 15-34 age group expected through 2060  ~96% over 65 live in noninstitutional settings and many are especially dependent upon the availability of affordable housing options2  2.5% growth in 50-69 age group expected through 2060

2017 YEAR-TO-DATE HIGHLIGHTS 5 Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2017 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Source: Company Information. Diluted. 2 Source: Company Information. Total Same-community Portfolio. Recent Acquisitions Quarter Ended March 31, 2017 2016 % Change Revenue $ 234.4MM $ 174.6MM 34.2% EPS1 $ 0.29 $ 0.14 107.1% FFO/share1 $ 1.10 $ 0.90 22.2% NOI2 $ 94.4MM $ 88.5MM 6.7% Base Rent/site2 $ 499 $ 483 3.3% Homes Sales 826 765 8.0% PETER’S POND RV RESORT – SANDWICH, MA Purchase Price Sites Location Acquisition Date Far Horizons 49er Village RV Resort $ 13.0MM 328 Plymouth, California March 16, 2017 Sunset Lakes RV Resort $ 8.0MM 498 Hillsdale, Illinois May 18, 2017 Arbor Woods MH Community $ 17.0MM 458 Superior Township, Michigan June 1, 2017 Land Parcel $ 6.0MM 775 Myrtle Beach, South Carolina April 20, 2017 EXPECTED Q1 2017 Highlights

Building Blocks Position Sun for Sustainable Growth

Industry-Leading Position	▪ Premier owner and operator of manufactured home ("MH") and recreational vehicle ("RV") communities ▪ Strong and cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975 ▪ Top customer service provided for our MH and RV residents
Rent & Occupancy	▪ Weighted average monthly rent has historically increased by 2-4% annually ▪ Current MH occupancy of 94.8% with additional runway ▪ ~16,600 transient RV sites available for conversion to annual/seasonal ▪ Growth buoyed by favorable supply-demand dynamics as well as demographic trends for MH & RV communities
Expansions	▪ Low-risk way to add new sites in the highest demand communities in our portfolio ▪ Long runway of ~10,300 sites available for expansion ▪ Expected to deliver 1,800 MH and 400 RV expansion sites in 2017
Acquisitions	▪ Proven consolidator with $4.4 billion of acquisitions brought onto the Sun platform since 2011 ▪ Ability to leverage revenue opportunities while creating efficiencies for all on-boarded properties ▪ High selectivity when analyzing new acquisition opportunities ▪ Tried and true underwriting process lays groundwork for accretive acquisitions

SUN COMMUNITIES, INC.

Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2017 for additional information.

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SUN’S FAVORABLE REVENUE DRIVERS 7  The average cost to move a home ranges from $4K-$10K, resulting in low move-out of homes  Tenure of homes in our communities is 44 years1  Tenure of residents in our communities is approximately 13 years1 5.67% 2.20% Resident Re-sales Resident Move-outs Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2017 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Average since 2010. LEISURE VILLAGE – BELMONT, MI Three Year Average Resident Move-out Trends

$437 $445 $461 $481 $498 $507 YE 2012 YE 2013 YE 2014 YE 2015 YE 2016 Q1 2017 86.7% 88.9% 93.2% 95.9% 96.6% 96.7% YE 2012 YE 2013 YE 2014 YE 2015 YE 2016 Q1 2017 5.5% 5.9% 7.7% 9.1% 7.1% 6.7% YE 2012 YE 2013 YE 2014 YE 2015 YE 2016 Q1 2017 STRONG SAME-COMMUNITY PERFORMANCE 8  Positive NOI growth for 18 consecutive years  Low-annual resident turnover results in stability of income and occupancy Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the period ended March 31st, 2017 and Form 10-K and Supplemental for the period ended December 31st for the respective year for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: Same-community pool of assets changes annually. NOI Growth Percentage Occupancy Percentage Manufactured Home Weighted Average Monthly Rent per Site  Strong and consistent rental rate growth creates a stable revenue stream that is recession-resistant  Occupancy gains are a function of Sun’s integrated platform, which includes: leasing, sales, and financing 7.1% 2012 – 2016 AVERAGE 10.0% INCREASE

9 GROWTH AND ATTRACTIVE RETURNS EXPANSIONS PROVIDE STRONG Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2017 for additional information.  Inventory of approximately 10,300 zoned and entitled sites available for expansion at 80 properties in 20 states and Ontario  Approximately 1,800 MH sites and 400 RV sites are expected to be developed by the end of 2017  A 100 site expansion at a $35,000 cost per site, that is leased up in a year (8 sites/month), results in an unlevered return of 12% - 14%  Building in communities with strong demand evidenced by occupancies >96%  Expansion lease-up is driven by sales, rental and relocation programs PALM CREEK GOLF & RV RESORT – CASA GRANDE, AZ

10 SUPPORTED BY RENTAL PROGRAM EXPANSION OPPORTUNITIES Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2017 for additional information. 1 Operating expenses include repairs and refurbishment, taxes and insurance, marketing, and commissions.  Sun’s rental program is a key onboarding and conversion tool for our communities Rental Program All-in 5 Year Unleveraged IRR Occupied Rentals as Percentage of Total Available Sites  $42,000 initial investment in new home  Weighted average monthly rental rate - $880 x 12 = $10,560 (3% annual increases)  Monthly operating expenses1 + 5% vacancy factor $250 x 12 = $3,000 (2% annual increases)  End of 5 year period sell the home and recoup ~95% of original invoice price  All-in 5 year unlevered IRR is 14% - 15% 15.7% 15.6% 13.5% 10.6% 10.6% YE 2013 YE 2014 YE 2015 YE 2016 Q1 2017 RENTAL: EAST VILLAGE ESTATES – WASHINGTON, MI RENTAL: CIDER MILL CROSSING – FENTON, MI

2013 EXTRACTING VALUE FROM STRATEGIC ACQUISITIONS 11  Since May 2011, Sun has acquired communities valued in excess of $4.4 billion, increasing its number of sites and communities by ~150% 2011 159 communities 54,811 sites 173 communities 63,697 sites 188 communities 69,789 sites 217 communities 79,554 sites 231 communities 88,612 sites 341 communities 117,376 sites Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the period ended December 31st for the respective year as well as Sun Communities, Inc. Form 10-Q and Supplemental for the period ended March 31st, 2017 for additional information. 2012 2014 2015 2016 344 communities 119,497 sites 2017 Year-end Communities and Sites Y T D HOME SALES/ RENTAL PROGRAM ADDING VALUE WITH EXPANSIONS PROFESSIONAL OPERATIONAL MANAGEMENT SKILLED EXPENSE MANAGEMENT REPOSITIONING WITH ADDITIONAL CAPEX INCREASING MARKET RENT CALL CENTER/ DIGITAL MARKETING OUTREACH

STRATEGIC BALANCE SHEET 12 Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2017 for additional information. 1 The debt ratios are calculated using trailing 12 months EBITDA for the period ended March 31, 2017. Refer to information regarding non-GAAP financial measures in the attached Appendix. 2 Only includes Carefree Communities EBITDA from date of acquisition of June 9, 2016. Excludes significant forward EBITDA contribution from Carefree Communities. 3 Total Enterprise Value includes common shares outstanding (per Supplemental), OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period. 4 Includes premium / discount on debt and financing costs. 50.4% 45.8% 34.8% 34.0% 33.8% 32.8% 2012 2013 2014 2015 2016 Q1 2017 8.4x 7.2x 7.3x 6.6x 7.5x 7.0x 2012 2013 2014 2015 2016 Q1 2017 GWYNN’S ISLAND RV RESORT – GWYNNS ISLAND, VA Net Debt / Adj. EBITDA1 Net Debt / TEV3 2 Principal Outstanding4 WA Interest Rates Quarter Ended March 31, 2017 CMBS $ 460,171 5.1% Fannie Mae $ 1,040,433 4.3% Life Companies $ 883,642 3.9% Freddie Mac $ 390,399 3.9% Total $ 2,774,645 4.3% Mortgage Debt Financings principal amounts in thousands YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 CMBS Fannie Mae Freddie Mac Life Companies Mortgage Debt 5 Year Maturity Ladder amounts in millions $4.0 $26.2 $64.4 $58.1 $270.7 2  Balance sheet supports growth strategy  Anticipates further delevering by mid-2017 through full-year EBITDA contribution from Carefree and earnings growth  Sun’s annual mortgage maturities average 3% from 2018-2021

STRONG INTERNAL GROWTH 13 Source: : Citi Investment research, March, 2017. “REIT Industry Average” includes an index of REITs across a variety of asset classes including self storage, mixed office, regional malls, shopping centers, multifamily, student housing, manufactured homes and specialty. Refer to information regarding non-GAAP financial measures of the attached Appendix.  SUN’s average same community NOI growth has exceeded REIT industry average by ~180 bps and the apartment sector’s average by ~160 bps over a 15 year period Same-community NOI Growth Percentage -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Sun Communities, Inc. Apartments Sun's Average (4.3%) REIT Industry Average (2.5%) Apartment Average (2.7%) 4.3% 2.5% 2.7%

-100 0 100 200 300 400 500 5-year Total Return Percentage -50 0 50 100 150 STRATEGY-DRIVEN OUTPERFORMANCE 14  Sun has significantly outperformed major REIT and broader market indices over the last ten years First Quarter 2017 Total Return Percentage Source: SNL Financial as of March 31, 2017. 3-year Total Return Percentage 10-year Total Return Percentage -30 0 30 60 90 120 +6.4% +5.2% +0.6% +135.8% +85.3% +58.8% +100.4% +34.5% +33.3% +484.9% +105.7% +57.0% Sun Communities, Inc. (SUI) MSCI US REIT (RMS) S&P 500 -4 0 4 8 12

APPENDIX OCEAN BREEZE RV RESORT – JENSEN BEACH, FL

CONSISTENT NOI GROWTH 16  Manufactured housing is one of the most recession-resistant sectors of the housing and commercial real estate sectors and has consistently outperformed multi-family in same community NOI growth since 2000 NOI Growth $90 $110 $130 $150 $170 $190 $210 $230 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Sun Communities Manufactured Housing Apartment Industrial Mall Office Strip Mall Self-storage Source: : Citi Investment research, March, 2017. Refer to information regarding non-GAAP financial measures of the attached Appendix.

Manufactured Housing VS. Multifamily

- Sun's manufactured homes provide nearly 15% more space at over 30% less cost per square foot

Sun's Manufactured Homes	VS.	Multifamily Housing
$0.69 per sq. ft.	PRICE ✓	$1.00 per sq. ft.
~1,250[1] sq. ft.	SQUARE FOOTAGE ✓	~1,100[2] sq. ft.
~$890[1] per month	RENT ✓	~$1,100[2] per month

SUN COMMUNITIES, INC.

1 Source: Company Information.
2 Source: The RentPath Network. Represents average rent for a 2 bedroom apartment in major metropolitan areas Sun operates in as of February 2016.

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$206,560 $207,950 $223,085 $249,429 $261,172 $276,284 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Single-family Portion of purchase price attributable to land 1 Source: Manufactured Housing Institute, Quick Facts: “Trends and Information About the Manufactured Housing Industry, 2016.” Represents average 2 bedroom household in major metropolitan areas Sun operates in as of December 2016. 2 Source: US Census Bureau - 2010-2014 American Community Survey 5-Year Estimates. $54,900 represents the median household income in major metropolitan areas Sun operates in. 18 MANUFACTURED HOUSING VS. SINGLE FAMILY Single Family Homes Manufactured Homes  Average cost of Single Family1 is $276,284 or roughly 5 years median income  Average cost of a new Manufactured Home is $68,000 or roughly 1 years median income $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 Manufactured Median Household Income2 2010 2011 2012 2013 2014 2015  Sun’s communities offer affordable options in attractive locations

NON-GAAP TERMS DEFINED 19 We believe Net operating income (NOI) and Funds from operations (FFO) are appropriate measures given their wide use by and relevance to investors and analysts following the real estate industry. NOI provides a measure of rental operations and does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. In addition, NOI and FFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (loss) (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. The Company believes that net income (loss) is the most directly comparable GAAP measurement to NOI. Because of the inclusion of items such as interest, depreciation, and amortization, the use of net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. The Company believes that NOI is helpful to investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. The Company uses NOI as a key management tool when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of depreciable operating property, plus real estate-related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates). FFO provides a performance measure that, when compared period over period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from net income (loss). Management believes that the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. FFO is computed in accordance with the Company's interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company. The Company also uses FFO excluding certain items, which excludes certain gain and loss items that management considers unrelated to the operational and financial performance of our core business. We believe that this provides investors with another financial measure of our operating performance that is more comparable when evaluating period over period results. Because FFO excludes significant economic components of net income (loss) including depreciation and amortization, FFO should be used as an adjunct to net income (loss) and not as an alternative to net income (loss). The principal limitation of FFO is that it does not represent cash flow from operations as defined by GAAP and is a supplemental measure of performance that does not replace net income (loss) as a measure of performance or net cash provided by operating activities as a measure of liquidity. In addition, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO only provides investors with an additional performance measure that, when combined with measures computed in accordance with GAAP such as net income (loss), cash flow from operating activities, investing activities and financing activities, provide investors with an indication of our ability to service debt and to fund acquisitions and other expenditures. Other REITs may use different methods for calculating FFO, accordingly, our FFO may not be comparable to other REITs. Recurring earnings before interest, tax, depreciation and amortization (Recurring EBITDA) is defined as NOI plus other income, plus (minus) equity earnings (loss) from affiliates, minus general and administrative expenses. EBITDA includes EBITDA from discontinued operations. Recurring EBITDA provides a further tool to evaluate ability to incur and service debt and to fund dividends and other cash needs. Recurring EBITDA does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Recurring EBITDA should not be considered as an alternative to net income (loss) (calculated in accordance with GAAP) for purposes of evaluating our operating performance, or cash flows (calculated in accordance with GAAP) as a measure of liquidity. Recurring EBITDA as calculated by us may not be comparable to similarly titled, but differently calculated, measures of other REITs.

NET INCOME TO FFO RECONCILIATION

amounts in thousands except per share data

	Three Months Ended March 31,		Year Ended December 31,		
	2017	2016	2016	2015	2014
Net income attributable to Sun Communities, Inc. common stockholders	$ 21,104	$ 7,875	$ 17,369	$ 137,325	$ 22,376
Adjustments:					
Depreciation and amortization	62,817	48,077	221,576	178,048	134,252
Amounts attributable to noncontrolling interests	900	349	(41)	9,644	1,086
Preferred return to preferred OP units	586	625	2,462	2,612	281
Preferred distribution to Series A-4 preferred stock	665	—	—	—	76
Asset impairment charge	—	—	—	—	837
Gain on disposition of properties, net	—	—	—	(125,376)	(17,654)
Gain on disposition of assets, net	(2,681)	(3,656)	(15,713)	(10,125)	(6,705)
FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities	83,391	53,270	225,653	192,128	134,549
Adjustments:					
Transaction costs	2,386	2,721	31,914	17,803	18,259
Other acquisition related costs	844	—	3,328	—	—
Income from affiliate transactions	—	—	(500)	(7,500)	—
Foreign currency exchange	—	—	5,005	—	—
Contingent liability re-measurement	—	—	181	—	—
Gain on acquisition of property	—	—	(510)	—	—
Hurricane related costs	—	—	1,172	—	—
Gain on settlement	—	—	—	—	(4,452)
Preferred stock redemption costs	—	—	—	4,328	—
Extinguishment of debt	466	—	1,127	2,800	—
Other income, net	(752)	—	—	—	—
Debt premium write-off	(414)	—	(839)	—	—
Deferred tax (benefit)/expense	(300)	—	(400)	1,000	—
FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities excluding certain items	$ 85,621	$ 55,991	$ 266,131	$ 210,559	$ 148,356
Weighted average common shares outstanding - basic	72,677	57,736	65,856	53,686	41,337
Weighted average common shares outstanding - fully diluted	77,688	62,009	70,165	57,979	44,022
FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted	$ 1.07	$ 0.86	$ 3.22	$ 3.31	$ 3.06
FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share excluding certain items - fully diluted	$ 1.10	$ 0.90	$ 3.79	$ 3.63	$ 3.37

SUN COMMUNITIES, INC.

Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2017 for additional information.

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NET INCOME TO NOI RECONCILIATION

amounts in thousands

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net income attributable to Sun Communities, Inc., common stockholders	$ 21,104	$ 7,875	$ 17,369	$ 137,325	$ 22,376
Other revenues	(5,525)	(4,351)	(21,150)	(18,157)	(15,498)
Home selling expenses	3,111	2,137	9,744	7,476	5,235
General and administrative	17,932	13,792	64,087	47,455	37,387
Transaction costs	2,386	2,721	31,914	17,803	18,259
Depreciation and amortization	62,766	48,412	221,770	177,637	133,726
Asset impairment charge	—	—	—	—	837
Extinguishment of debt	466	—	1,127	2,800	—
Interest expense	32,106	27,081	122,315	110,878	76,981
Other income (expenses), net	(752)	—	5,848	—	—
Gain on disposition of properties, net	—	—	—	(125,376)	(17,654)
Gain on settlement	—	—	—	—	(4,452)
Current tax expense	178	228	683	158	219
Deferred tax (benefit)/expense	(300)	—	(400)	1,000	—
Income from affiliate transactions	—	—	(500)	(7,500)	(1,200)
Preferred return to preferred OP units	1,174	1,273	5,006	4,973	2,935
Amounts attributable to noncontrolling interests	1,088	276	150	10,054	1,752
Preferred stock distributions	2,179	2,354	8,946	13,793	6,133
Preferred stock redemption costs	—	—	—	4,328	—
NOI/Gross Profit	$ 137,913	$ 101,798	$ 466,909	$ 384,647	$ 267,036

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Real Property NOI	$ 122,745	$ 88,449	$ 403,337	$ 335,567	$ 232,478
Rental Program NOI	22,956	21,050	85,086	83,232	70,232
Home Sales NOI / Gross Profit	6,380	6,553	30,087	20,787	13,398
Ancillary NOI / Gross Profit	1,551	964	9,999	7,013	5,217
Site rent from Rental Program (included in Real Property NOI)	(15,719)	(15,218)	(61,600)	(61,952)	(54,289)
NOI/Gross Profit	$ 137,913	$ 101,798	$ 466,909	$ 384,647	$ 267,036

SUN
SUN COMMUNITIES, INC.
Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2017 for additional information.

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NET INCOME TO RECURRING EBITDA RECONCILIATION

amounts in thousands

	Three Months Ended March 31,		Year Ended December 31,		
	2017	2016	2016	2015	2014
Net income attributable to Sun Communities, Inc., common stockholders	$ 21,104	$ 7,875	$ 17,369	$ 137,325	$ 22,376
Interest	31,322	26,294	119,163	107,659	73,771
Interest on mandatorily redeemable preferred OP units	784	787	3,152	3,219	3,210
Depreciation and amortization	62,766	48,412	221,770	177,637	133,726
Asset impairment charge	—	—	—	—	837
Extinguishment of debt	466	—	1,127	2,800	—
Transaction costs	2,386	2,721	31,914	17,803	18,259
Other income (expense), net	(752)	—	5,848	—	—
Gains on disposition of properties, net	—	—	—	(125,376)	(17,654)
Gain on settlement	—	—	—	—	(4,452)
Current tax expense	178	228	683	158	219
Deferred tax (benefit) / expense	(300)	—	(400)	1,000	—
Income from affiliate transactions	—	—	(500)	(7,500)	(1,200)
Preferred return to preferred OP units	1,174	1,273	5,006	4,973	2,935
Amounts attributable to noncontrolling interests	1,088	276	150	10,054	1,752
Preferred stock distributions	2,179	2,354	8,946	13,793	6,133
Preferred stock redemption costs	—	—	—	4,328	—
Recurring EBITDA	$ 122,395	$ 90,220	$ 414,228	$ 347,873	$ 239,912

SUN COMMUNITIES, INC.

Source: Company Information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2017 for additional information.

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